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                               TERM LOAN AGREEMENT

         This Term Loan Agreement is made and entered into as of February 15, 2001, by and between ENVIRONMENTAL REMEDIATION HOLDING CORP., a Colorado corporation (hereinafter called "Borrower") and CHROME ENERGY, L.L.C., a Delaware limited liability company (hereinafter called "Lender").

                              W I T N E S S E T H:
                              --------------------

                  In consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         1.1 REPRESENTATIONS AND WARRANTIES CONCERNING BORROWER. Borrower represents and warrants as follows:

         A. EXISTENCE AND POWER. That Borrower is a corporation duly incorporated and existing in good standing under the laws of the State of Colorado and is duly licensed or qualified in all jurisdictions wherein the character of the property owned or leased by it or the nature of the business transacted by it makes licensing or qualification necessary and where failure to become so licensed or qualified would have a material adverse effect on the financial condition of Borrower; Borrower has all power to make and perform this agreement and the notes executed pursuant hereto, and to borrow hereunder as herein provided.

         B. AUTHORITY. The making and performance by Borrower of this Agreement and the Note executed or to be executed pursuant hereto and all renewals and extensions thereof, and the borrowing hereunder, and the making and performance of the several agreements and instruments contemplated hereby have been duly authorized by all necessary action and will not violate any provision of law or of Borrower's Articles of Incorporation or Bylaws or result in the breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Borrower (other than as contemplated under this Agreement) pursuant to any indenture or loan, credit or other agreement or instrument to which Borrower is a party or by which Borrower or its property may be bound or affected. This Agreement, the Note, and the several agreements and instruments contemplated thereby, when duly executed and delivered in accordance with this agreement will constitute legal, valid and binding obligations of Borrower in accordance with their respective terms.

         C. USE OF PROCEEDS. The proceeds of the borrowing hereunder will be used by Borrower solely for working capital for general operating purposes and capital expenditures.

         D. AVAILABILITY OF RECORDS. Borrower will permit Lender and/or its representatives to


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                  visit and inspect any of the properties of Borrower, to
                  examine the books and financial records of Borrower, to verify the due investment and application of the proceeds in accordance herewith and to discuss the affairs, finances and accounts of Borrower with Borrower's officers and independent certified public accountants, all at such reasonable times and during reasonable business hours, and as often as Lender may desire.

                                   ARTICLE II
                          TERMS AND CONDITIONS OF LOANS

         2.1 LOAN AGREEMENT. Subject to all the terms and conditions hereof, Lender agree to loan to the Borrower, and Borrower shall have the right to borrow but not repay and reborrow, at any time and from time to time prior to the Maturity Date (as herein defined), the aggregate principal sum of $5,000,000.00, at any one time outstanding (the "Commitment"). All such loans to be evidenced by Borrower's promissory note to Lender (herein the "Note") in the form of EXHIBIT "A", attached hereto, bearing interest prior to maturity or default at a per annum rate equal to the lesser of (i) the maximum rate of interest allowed by applicable law and (ii) or ten percent (10%), subject to the terms set forth in the Note, and being payable to the order of the Lender on February 15, 2003 unless otherwise extended in writing by the Lender at the request of Borrower (the "Maturity Date"). Interest on the Note shall be payable quarterly as it accrues, unless converted into common stock of the Borrower as provided in the Note. The unpaid principal of the Note and accrued but unpaid interest thereon shall be payable at maturity of the Note, regardless of how the same shall occur, unless converted into common stock of the Borrower as provided in the Note. All Advances and payments of principal with respect to such loans shall be evidenced by notations made by the applicable Lender on a schedule for the Note, and replacements therefor, such schedule to set forth the date and amount of each such Advance or payment of principal on said Note. The aggregate unpaid amount of loans set forth on the schedule and replacements therefor, shall be rebuttably presumptive evidence of the principal amount owing and unpaid on the Note. All renewals and rearrangements of the Note, if any, shall be deemed to be made pursuant to this Agreement, and accordingly, shall be subject to the terms and provisions hereof, and the Borrower shall be deemed to have ratified as of the date of such renewal or rearrangement all of the representations, covenants and agreements herein set forth.

         2.2 ADVANCES. Advances under the Note shall be made by written request signed by an authorized officer of Borrower. Each borrowing shall be made on a business day. Lender shall be entitled to rely upon and act upon requests made or purportedly made by any of the officers or employees of Borrower, and Borrower shall be unconditionally and absolutely estopped from denying (i) the authenticity and validity of any such transaction so acted upon by Lender once Lender has advanced funds under the Note and has deposited or transferred such funds as requested in any such request, and (ii) Borrower's liability and responsibility therefor.

         2.3 PREPAYMENTS. The Borrower may not make prepayments on the Note in whole at any time without prior consent of the Lender.

         2.4 FURTHER ADVANCES. Lender may but shall not be required to make or continue any loan hereunder or renew the Note if an event has occurred which constitutes an Event of Default or any


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event which with notice or lapse of time or both would constitute an Event of
Default or if any breach of a covenant under this Agreement has occurred and is continuing.


                                   ARTICLE III
                              CONDITIONS OF LENDING

         3.1 CONDITIONS. The obligation of Lender to make the initial loans and other Advances hereunder to the Borrower is subject to the satisfaction of the following conditions:

         A. CONDITIONS TO ALL ADVANCES. Borrower shall have furnished to Lender the following documentation, in form and substance satisfactory to Lender:

         1. Appropriate certified resolutions authorizing all the transactions contemplated hereby;

         2. A certificate, dated of even date herewith, of the president and secretary of Borrower to the effect that:

                  (i) Borrower has performed or complied with all of Borrower's covenants and agreements required hereby and by the Note;

                  (ii) The borrowings hereunder will not contravene any provision of law or regulation applicable to Borrower;

                  (iii) No Event of Default and no condition or event which, with the giving of notice or lapse of time or both, would become an Event of Default, shall have occurred or if occurred will be continuing; and

                  (iv) The representations and warranties contained in this Agreement are true and correct in all material respects on the date hereof;


                                   ARTICLE IV
                                    DEFAULTS

         4.1 EVENTS OF DEFAULT. Borrower shall be in default hereunder if any one of the following "Events of Default" shall occur and be continuing.

         A. PAYMENT OF OBLIGATIONS. Any installment of principal or interest on the Note issued pursuant to this Agreement shall not be paid when due and payable, or in the failure or performance of any obligations owed to Lender by Borrower, or any other event of default provided for under the terms of the Note.

         B. INCORRECT STATEMENTS. Any representation, statement, covenant, warranty or certificate made by Borrower in this Agreement or in any agreement or instrument


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                  executed pursuant hereto, or furnished to Lender in connection with any loan or loans hereunder, shall prove to have been incorrect in any material respect at the time of making or issuance thereof.

         C.       BANKRUPTCY AND/OR INSOLVENCY. Borrower shall:

                  (1) Apply for, consent to or acquiesce in the appointment of a receiver, trustee or liquidator of itself, or of its property,

                  (2) Admit in writing its inability to pay debts as they mature,

                  (3) Make a general assignment for the benefit of creditors,

                  (4) Be adjudicated a bankrupt or insolvent by any court having jurisdiction in the premises,

                  (5) File a voluntary petition in bankruptcy or a petition or answer seeking reorganization, composition, readjustment, an arrangement or similar relief with creditors under any present or future statute, law, or regulation or otherwise or to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in bankruptcy, reorganization or insolvency proceeding, or corporate action shall be taken by it for the purpose of effecting any of the foregoing, and/or

                  (6) Have a receiver or trustee or assignee in bankruptcy or insolvency appointed for it or its property without its application or consent.

         4.2 REMEDIES. Upon the occurrence and during the continuance of an Event of Default and in any such event, in addition to the remedies provided for in the Note (i) the obligation of Lender to extend credit to Borrower pursuant hereto shall immediately terminate and (ii) the holder of the Note issued pursuant hereto may, at its option, without notice to Borrower, declare the principal of and interest accrued thereon and on any other obligations of Borrower to Lender to be forthwith due and payable, whereupon the same shall become due and payable without any presentment, demand, protest, notice of protest, or notice of any kind (except notice required pursuant to this Agreement or otherwise by law) which are all hereby waived; provided, however, that Lender shall give telegraphic or written notice to Borrower after taking any of such action.

                                    ARTICLE V
                                     NOTICES

                  Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to be delivered if delivered personally or by facsimile confirmed by mail or by depositing same with the United States Postal Service, postage prepaid, certified mail, return receipt requested, to the respective parties at the addresses set out below which may be changed by the giving of written notice to that effect pursuant hereto:


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                  If to Borrower:

                  If to Lender:


                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 INTEREST. It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary in this agreement or in the Note, or in any of the documents executed pursuant hereto or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by such laws. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in this Agreement or the Note or in any of the documents executed pursuant hereto or otherwise relating hereto, then in such event the provisions of this paragraph shall govern and control and (a) neither the Borrower, nor Borrower's successors or assigns, or any other party liable for the payment of any sums to become due hereunder or under the Note, shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by law and (b) any such excess which may have been collected shall be first applied as a credit against the then unpaid principal amount on the Note and the excess, if any, refunded to Borrower and the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable usury laws as they now exist or may be hereafter amended. It is expressly understood and agreed that any guarantor hereof shall not be required to pay interest in excess of the maximum rate allowed by law. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this agreement or the Note or under any documents securing the payment hereof, which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable usury laws, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise by the holder or holders of the Note in connection with such loan.

         6.2 WAIVER. No failure on the part of Lender to exercise and no delay in exercising any right hereunder will operate as a waiver thereof; or, will any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in any other agreements executed pursuant hereto.

         6.3 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF COLORADO WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.

         6.4 SURVIVAL OF REPRESENTATIONS. All representations and warranties made herein shall survive the making of the loan hereunder and delivery of all notes executed pursuant hereto.


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         6.5 SUCCESSORS AND ASSIGNS. This agreement shall be binding upon
Borrower and Lender and shall inure to the benefit of Borrower and Lender and the successors and assigns of Lender. This Agreement may not be assigned by Borrower.

         6.6 SEVERABILITY. In the event any one or more of the provisions contained in this agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein shall not in any way be affected thereby and shall be enforceable in accordance with their terms.

         6.7 CAPTIONS. The captions, headings, and arrangements used in this agreement are for convenience only and do not in any manner affect, limit, amplify, or modify the terms and provisions hereof.

         6.8 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which may be deemed an original. Facsimile signatures shall serve in lieu of originals.

                  IN WITNESS WHEREOF, the parties have duly executed this agreement on the day and year hereinabove first set forth.

                             ENVIRONMENTAL REMEDIATION HOLDING CORP.


                             By: /s/ Chude Mba
                                 ------------------------------------

                             Its: President
                                 ------------------------------------

                             CHROME ENERGY, L.L.C.



                             By: /s/ Sir Emeka Offor
                                 ------------------------------------

                             Its: Manager
                                 ------------------------------------


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